UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2019

Dominion Energy Gas Holdings, LLC

(Exact name of Registrant as Specified in its Charter)

Virginia	001-37591	46-3639580
(State or other jurisdiction of incorporation)	(Commission file Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 819-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each Exchange on which Registered
2014 Series C 4.6% Senior Notes		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 4, 2019, Dominion Energy, Inc. (Dominion Energy), QPC Holding Company (QPC Holdco), Dominion Energy Questar Corporation (DEQC), Dominion Gas Projects Company, LLC (DGPC), Dominion Cove Point, Inc. (DCPI), Cove Point GP Holding Company, LLC (Cove Point GP Holdco), and Dominion MLP Holding Company II, Inc. (DMLPHC II), entered into a Contribution, Distribution and Assumption Agreement (the Phase 1 Agreement).

On November 5, 2019, DEQC, Dominion Energy Midstream GP, LLC (DEM GP), Dominion Energy Midstream Partners, LP (Dominion Energy Midstream), Dominion MLP Holding Company, LLC (DMLPHC), DGPC, Dominion Cove Point, LLC, Cove Point GP Holdco, Dominion MLP Holding Company II, LLC and QPC Holding Company, LLC entered into a Contribution, Distribution and Assumption Agreement (the Phase 2 Agreement).

On November 5, 2019, Dominion Energy, Dominion Energy Gas Holdings, LLC (the Company) and DEQC entered into a Contribution, Distribution and Assumption Agreement (the Phase 3 Agreement).

On November 5, 2019, DEQC, the Company and Dominion Energy Gas Distribution, LLC entered into a Contribution, Distribution and Assumption Agreement (the Phase 4 Agreement, and, together with the Phase 1 Agreement, the Phase 2 Agreement and the Phase 3 Agreement, the Agreements).

Other than Dominion Energy, each party to each Agreement, including the Company, is a wholly-owned subsidiary of Dominion Energy.

Each of the transactions contemplated by the Agreements was completed by November 6, 2019. Pursuant to the Agreements, certain subsidiaries of Dominion Energy that own gas transmission and storage assets that were not previously subsidiaries of the Company were contributed or distributed to the Company or entities that are subsidiaries of the Company. Additionally, certain entities that had been subsidiaries of the Company were contributed or distributed to subsidiaries of Dominion Energy that are not also subsidiaries of the Company. This internal reorganization of Dominion Energy’s gas transportation and storage businesses is consistent with Dominion Energy’s previously announced reporting segment realignment.

Following the consummation of the transactions contemplated by the Agreements, the following material assets that were not previously owned by the Company or a wholly-owned subsidiary of the Company are now owned by the Company or wholly-owned subsidiaries of the Company:

•

A 75% limited partnership interest in Dominion Energy Cove Point LNG, LP, which owns and operates an LNG terminalling and storage facility located on the Chesapeake Bay in Lusby, Maryland as well as a 136-mile gas pipeline that connects the LNG facility to interstate natural gas pipelines;

•

Dominion Energy Carolina Gas Transmission, LLC, which provides FERC-regulated interstate natural gas transportation services in South Carolina and southeastern Georgia and nonregulated retail natural gas marketing;

•	Dominion Energy Questar Pipeline, LLC, which provides FERC-regulated interstate natural gas transportation and storage services in Utah, Wyoming and western Colorado; and

•

A 50% non controlling partnership interest in Iroquois Gas Transmission System, L.P., which provides service to local gas distribution companies, electric utilities and electric power generators, as wells as marketers and other end users, through interconnecting pipelines and exchanges in New York and Connecticut.

In addition, following the consummation of the transactions contemplated by the Agreements, the following material assets are no longer owned by the Company or wholly-owned subsidiaries of the Company:

•

Dominion Gathering and Processing, Inc., which conducts gas gathering and processing activities, including the sale of extracted products at market rates, primarily in West Virginia, Ohio and Pennsylvania; and

•

The East Ohio Gas Company, a regulated natural gas distribution operation serving residential, commercial and industrial gas sales and transportation customers in eastern and western Ohio communities, including Cleveland, Akron, Canton and Youngstown.

The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreements. A copy of each of the Phase 1 Agreement and the Phase 2 Agreement, to which the Company is not a party, is filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference in its entirety. A copy of each of the Phase 3 Agreement and the Phase 4 Agreement is filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information disclosed in Item 1.01 above is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Representatives of Dominion Energy, Inc. (Dominion Energy), the Company’s parent company, will be meeting with investors during the Edison Electric Institute Financial Conference held November 10-12, 2019. An excerpt of the presentation to be used is being furnished as Exhibit 99.3 to this Current Report on Form 8-K. The slides included in Exhibit 99.3 discuss the reorganization of the Company described above in Item 1.01 and are incorporated herein by reference.

The information provided pursuant to this Item 7.01 contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company. The statements relate to, among other things, expectations, estimates and projections concerning the business and operations of the Company. The Company used the words “anticipate”, “believe”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “outlook”, “predict”, “project”, “should”, “strategy”, “target”, “will”, “potential”, and similar terms and phrases to identify forward-looking statements. Factors that could cause actual results to differ include, but are not limited to: unusual weather conditions and their effect on energy sales to customers and energy commodity prices; extreme weather events and other natural disasters; federal, state and local legislative and regulatory developments, including changes in federal and state tax laws and regulations; risks of operating businesses in regulated industries; changes to regulated gas transportation and storage rates; risks associated with entities in which we share ownership with third parties; changes in future levels of domestic and international natural gas production, supply or consumption; fluctuations in future volumes of liquefied natural gas imports or exports; timing and receipt of regulatory approvals for construction or growth projects; inability to complete planned construction or growth projects; changes to federal, state and local environmental laws and regulations; cost of environmental compliance; changes in implementation and enforcement practices of regulators relating to environmental standards and litigation exposure for remedial activities; difficulty in anticipating mitigation requirements associated with environmental and other regulatory approvals; unplanned outages at facilities; the impact of operational hazards, including adverse developments with respect to pipeline and plant safety or integrity, equipment loss, malfunction or failure, operator error, and other catastrophic events; changes in operating, maintenance and construction costs; domestic terrorism and other threats to our physical and intangible assets, as well as threats to cybersecurity; additional competition; changes in technology; changes in demand for our services; failure to maintain or replace customer contracts on favorable terms and changes in customer growth or usage patterns; receipt of approvals for, and timing of, closing dates for acquisitions and divestitures; impacts of acquisitions, divestitures, transfers of assets to joint ventures and retirements of assets; adverse outcomes in litigation matters or regulatory proceedings; counterparty credit and performance risk; fluctuations in the value of investments held in benefit plan trusts; fluctuations in energy-related commodity prices; fluctuations in interest rates or foreign currency exchange rates; changes in rating agency requirements or credit ratings and their effect on availability and cost of capital; global capital markets conditions; political and economic conditions, including inflation and deflation; employee workforce factors, and changes in financial or regulatory accounting principles or policies imposed by governing bodies.

Forward-looking statements contained in the information provided pursuant to this Item 7.01 are based on information available as of the date of this Form 8-K, which such information is subject to change at any time. The Company undertakes no obligation to update any forward-looking statement to reflect developments after the date hereof.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by this Item will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this Item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description

10.1	Contribution, Distribution, and Assumption Agreement, dated as of November 5, 2019, by and among Dominion Energy, Inc., Dominion Energy Gas Holdings, LLC and Dominion Energy Questar Corporation.

10.2	Contribution, Distribution, and Assumption Agreement, dated as of November 5, 2019, by and among Dominion Energy Questar Corporation, Dominion Energy Gas Holdings, LLC and Dominion Energy Gas Distribution, LLC.

99.1	Contribution, Distribution, and Assumption Agreement, dated November 4, 2019, by and among Dominion Energy, Inc., QPC Holding Company, Dominion Energy Questar Corporation, Dominion Gas Projects Company, LLC, Dominion Cove Point, Inc., Cove Point GP Holding Company, LLC and Dominion MLP Holding Company II, Inc.

99.2	Contribution, Distribution, and Assumption Agreement, dated as of November 5, 2019, by and among Dominion Energy Questar Corporation, Dominion Energy Midstream GP, LLC, Dominion Energy Midstream Partners, LP, Dominion MLP Holding Company, LLC, Dominion Gas Projects Company, LLC, Dominion Cove Point, LLC, Cove Point GP Holding Company, LLC, Dominion MLP Holding Company II, LLC and QPC Holding Company, LLC.

99.3	Excerpt from Dominion Energy, Inc. Presentation Slides, dated November 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY GAS HOLDINGS, LLC
Registrant

/s/ James R. Chapman
Name:	James R. Chapman
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: November 8, 2019